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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2000
                                                          --------------


                            Park National Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                         1-13006               31-1179518
----------------------------        ----------------      -------------------
(State or other jurisdiction        (Commission File         (IRS Employer
      of incorporation)                  Number)          Identification No.)



          50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (740) 349-8451
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events
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         On March 15, 2000, SNB Corp. sent a letter to its shareholders advising them of the status of the transactions contemplated by the merger agreement between SNB Corp. and Park National Corporation. A copy of that letter is included as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
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        (a) and (b)   Not applicable.

        (c)     Exhibits:
                ---------

        Exhibit No.                          Description
        -----------                          -----------
        Exhibit 99            Letter from SNB Corp. to its shareholders

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARK NATIONAL CORPORATION



Date:  March 15, 2000                   By: /S/ John W. Kozak
                                           -------------------------------------

                                        Printed Name:   John W. Kozak
                                                     ---------------------------

                                        Its:  Chief Financial Officer
                                            ------------------------------------

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                                INDEX TO EXHIBITS
                                -----------------



 Exhibit No.                   Description                             Page No.
 -----------                   -----------                             --------
     99            Letter from SNB Corp. to its shareholders               *


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*Filed herewith.

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